Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 38,706,231	$ 35,907,852
Receivables:
Members' loans receivable	81,707	35,595
Employer match receivable	206,158	215,634
Total receivables	287,865	251,229
Total assets	38,994,096	36,159,081
Liabilities:
Accrued expenses	53,596	50,625
Total liabilities	53,596	50,625
Net assets available for benefits	$ 38,940,500	$ 36,108,456